UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2015

Item 1. Report to Shareholders

International Discovery Fund	April 30, 2015

The views and opinions in this report were current as of April 30, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

International small-cap stocks regained their footing and performed well in the six months ended April 30, 2015, the first half of the fund’s fiscal year. Having lagged large-caps late in 2014, international small-caps moderately outperformed their larger counterparts in the period. Small-caps were strong in virtually all major markets, with only pockets of weakness in commodity-producing regions. Weak prices for oil and other commodities also weighed on many emerging markets, but small-caps in China saw very strong gains.

I am pleased to report that we were largely able to keep pace with our benchmark in a period of very strong performance for most international small-cap equity markets—albeit a performance record partially masked for U.S. dollar-based investors by a strong currency. The fund’s performance was also partially obscured by a reversal of fair value pricing at the end of October 2014, followed by another fair value pricing adjustment on April 30, 2015. Had it not been adjusted by fair value pricing, our return would have been 1.13% higher than our reported gain of 8.89%, or 10.02%. (See Glossary for an explanation of how the fund uses fair value pricing.) Nevertheless, the fund outperformed its Lipper average in the first half of our fiscal year.

MARKET REVIEW

Over the course of the winter, a curious warning signal appeared in the dashboard of my car. On referring to the owner’s manual, I learned that the signal referred to a rather serious-sounding “deflation warning” (the warning light looks nothing like a tire). After my initial alarm wore off, I reflected that the message was very apposite, coming at a time when central bankers the world over are fixated by deflation and, consequently, setting monetary policy to avoid it at all costs.

CURRENCY CONVERSION A DOUBLE-EDGED SWORD

The U.S. dollar has appreciated sharply against most developed markets and many emerging markets currencies since mid-2014. The accompanying chart shows an index of the dollar's value over the past 10 years compared with the most widely traded global currencies.

The Dollar Also Rises

105
100
95
90
85
80
75
70
4/05
4/06
4/07
4/08
4/09
4/10
4/11
4/12
4/13
4/14
4/15

Inflation-adjusted, trade-weighted foreign exchange value of the dollar against major currencies. Source: Federal Reserve.

The U.S. dollar continually fluctuates versus most other currencies based on economic conditions, interest rate trends, government policies, geopolitical tensions, and other factors. The U.S. dollar's recent appreciation reflects the improving U.S. economic conditions compared with other major markets, including Europe and Japan, and expectations for rising U.S. interest rates. The dollar is also historically perceived as a "safe haven" currency amid geopolitical turmoil. When the U.S. dollar appreciates, imported goods can be purchased with fewer dollars, and U.S. exports become more expensive for foreign buyers.

A strengthening dollar hurts the performance of nondollar investments for U.S. investors, while a falling dollar is additive to performance. For the six-month period ended April 30, 2015, the dollar rallied, gaining more than 10% versus the euro, 6% versus the Japanese yen, and 4% against the British pound. In that period, the MSCI EAFE Index of developed stock markets outside the U.S. and Canada generated a 14.69% return in local currency terms, but after converting to dollars, the same basket of stocks returned 7.06% for U.S. investors. Results were similar for the MSCI All Country World Index ex USA, which in addition to the EAFE index, includes Canada and all countries in the MSCI Emerging Markets Index. It generated a 12.92% return in local currency terms, but after converting to dollars, it returned 5.78% for U.S. investors.

Investors should keep in mind that currency trends are unpredictable and should not be a primary factor when making long-term investment decisions.

With energy prices and inflation expectations down, we are living through a period of unprecedented low market interest rates with negative yields prevailing in many European sovereign bond markets (though at the time of writing, this was reversing). Mario Draghi’s European Central Bank policy of direct intervention in eurozone bond markets, in their version of “quantitative easing” (QE), was well telegraphed; what was surprising was the scale of the program. Policy interest rates have also been cut in Canada, Singapore, Sweden, Denmark, Australia, and Indonesia (a list that is not exhaustive). Thank you, central bankers, for your largesse; thank you, Honda, for your attention to detail.

But are bonds, particularly in the eurozone, in a bubble, and what does this have to do with international small-cap stocks? Certainly, eurozone bonds fit one common definition of a bubble: widespread negative yields offering a return only to those who expect to sell them at a profit to a greater fool. But equity investors should also not be complacent given the supposition that everything prices off the risk-free rate and given the promise of economic stimulus from QE. As a result, we have witnessed a substantial rerating—about two multiple points—in terms of aggregate valuations of both the benchmark and the fund. (See the following charts.) As I write, it should be noted that yields are reversing as European bond markets are experiencing at least a temporary sanity check.

The period was also remarkable for the return of currency volatility and for a seemingly very low correlation of country returns. Nearly all currencies went down against the U.S. dollar, with the euro, no doubt, weakened by monetary policy in a near replica of the playbook we saw in Japan two years ago. The exception this time was the yen itself, which stabilized and even went up against the dollar. Markets never cease to delight me in their capacity to surprise. I attended a Swiss equities conference on January 15, and during the course of a presentation, the Swiss National Bank chose to ambush the markets by unpegging the Swiss franc to the euro. The conference speaker was the CEO of an export-led medical technology company with a big Swiss cost base. On hearing the news, he was visibly crestfallen and had to tear up his script.

The dispersion of country returns was also notable. In aggregate, developed markets outperformed emerging markets, though the underperformance of the latter was less marked than in previous periods. Even within emerging markets, there was a big dispersion of returns, with notable leaders China (up 24% in U.S. dollar terms) and South Korea (+21%) standing in marked contrast to notable laggards Turkey (-11%), Mexico (-13%), Egypt (-24%), and Brazil (-23%).

China is worth mentioning because equity rallies are typically driven by liquidity, and the very powerful rally we have seen in the last 12 months has been no exception. Therefore, it is not at all paradoxical that Chinese economic growth—and industrial production, in particular—have been weakening concurrently. To skeptics, China is in the middle of a stock market bubble, and valuations in some quarters of the domestic “A” share market are indeed high. This rally differs from previous bull runs, however, in having the support of the central government. The government’s scheme to open the north-south flow of capital through the so-called Hong Kong-Shanghai Connect; its decision to allow retail investors to have more than one brokerage account; and liquidity-easing measures, such as the relaxation of bank reserving requirements, have all contributed to the liquidity surge. Just as it never pays to fight the Fed, it also does not pay to fight the Chinese authorities.

Lastly, it is pleasing to note that Japan has started to outperform in U.S. dollar terms. This current Japanese bull market has had three distinct phases. The first was driven by enthusiasm over the Bank of Japan’s policy of driving down the currency. The second phase was a realization that Prime Minister Shinzo Abe had miscalculated and that his flagship tax rise would induce a recession. We believe that we are now at the start of a third and more durable phase where real reform is happening at a corporate level. In a market that is populated by companies that hoard cash, we are very encouraged by a trend toward higher payouts—one being institutionalized by a high profile index, the Nikkei 400, inclusion in which is based on the shareholder-friendly measure of returns on equity.

To my mind, the sign of a healthy market is a high dispersion of returns, which markets have continued to deliver in the last six months. It is this dispersion that continues to color and influence our strategy.

STRATEGY ADOPTED

The portfolio is carefully constructed to diversify all so-called factor exposures—country; currency; sector; and, to an extent, single-style risk—as much as possible. Factor exposures leave a portfolio at risk when that factor underperforms, as it inevitably will. The emphasis, therefore, is in maximizing our portfolio stock risk. Our team has once again worked tirelessly to not only seek out new and fresh ideas, but also to monitor our disparate set of long-term holdings. Because small-caps have a larger dispersion of returns than their large-cap counterparts, the rewards for success and the penalties for failure are much greater for small-company investors. Thus, we tend to buy the largest number of companies that we can follow closely as they grow, and we often increase our bets as our conviction about their ability to execute rises. Given the scale of the fundamental research involved—and our efforts to meet with senior management, often several times in the course of a year—this is incredibly labor intensive.

At a team offsite that we held in Tokyo in November, we analyzed where we are most likely to add value. Our work showed that our shareholders have been rewarded best from our holding high-quality growth stocks that can compound returns beyond the normal one- to two-year time horizon of most investors. On the occasion that we can buy these early enough (hence, cheap enough) and the company goes on to perform on a multiyear basis, the results can be truly spectacular. These are what we refer to as our “durable growth” stocks. Our analysis also showed that shareholders benefit from our avoidance of short-term investment themes and our intellectual honesty in being able to recognize if the investment case has changed or when we were wrong. In such cases, we take remedial action and sell our position. Running a diversified portfolio—currently 207 issuers—is instrumental in our approach.

Over the last six months, our greatest value added has come from being overweight in China (currently 9% of the portfolio, excluding Hong Kong) and being underweight in the commodity-driven markets of Australia and Canada. We also benefited from our overweight position in Japan, which we reinforced during the period, as well as good stock selection there. Our stock selection was poor in the UK, and we underperformed in that market. At a sector level, our stock selection excelled in capital goods, and we benefited from our de minimis exposure to the carnage that was the energy sector.

Our top-contributing names over the period included 58.com, the leading online marketplace for classified advertising in China. Much excitement was created in April when a merger deal with the number two website, Ganji, was announced. Another top performer was Obara Group, a Japanese manufacturer of robots and welding machines that is well placed to benefit from the global trend of rising factory automation. PChome Online, one of Taiwan’s leading e-commerce platforms, is on a tremendous run, having just enjoyed six consecutive quarters of higher-than-expected earnings. We saw good results from Fufeng, a Hong-Kong based company that is consolidating the vast Chinese market for the food additive monosodium glutamate. Finally, another strong food producer was Jonjee High-Tech Industrial & Commercial Holding (a misnomer), which owns China’s second-most well-known soy sauce brand. The company’s current 10% margin belies its potential, in our opinion. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

At a regional and country level, we have made little change of strategic direction. We are overweight in Asia ex Japan due mainly to large positions in China and India, but we also have a positive stance on Japan, which represents 21% of the portfolio. The corollary to our Asian emphasis is that we are underweight in Europe—and became more so over the period—as well as in Canada and Latin America. At a sector level, we reduced our exposure to consumer discretionary and increased our exposure to health care, mainly through Chinese names. With such a broad investment mandate—and such a large universe of opportunities from which to choose—it helps to narrow the field and look in the right places. Growing Chinese health care spending is just one of those areas: an investment mega-trend, with sustainable double-digit industry growth supported by low per capita spending and a demographic shift. To this purpose, we have bought prescription pharmaceutical companies Sino Biopharmaceutical and CSPC, as well as traditional Chinese medicine firms Sanjiu and Tong Ren Tang Technologies.

Our five biggest buys over the period were all in Asia: Ashikaga Holdings, a Japanese regional bank; METAWATER, a firm that constructs and operates facilities for water and sewage treatment, which we purchased on its initial public offering (IPO); Chugoku Marine Paint, a Japanese manufacturer of “antifoul” paint for ships; Luthai Textile, a Chinese-listed manufacturer of high-quality yarns for the export market; and Nifco, a Japanese auto component maker. We eliminated Dixons Carphone (UK), Travelsky Technology (Hong Kong), Acerinox (Spain), and Aveva (UK). Capital markets were fully open with what can only be described as a glut of IPOs. We looked at many but selected eight that we perceive to be the most compelling. Relative to my October letter, takeover activity in the portfolio was limited; however, we did receive a bid for industrial printing company Domino Printing Sciences from Japan’s Brother Industries. The bid, which came at what we thought was an ungenerous 27% premium, has not been contested, contrary to our expectation.

OUTLOOK AND CONCLUSION

In closing, I refer to two pieces. First, a study by hedge fund AQR and Tobias Moskowitz, a finance professor at Chicago’s Booth School of Business, which found that small companies have beaten larger companies when the quality of the companies is taken into account. Businesses with steady earnings or payouts have long been known to do better than highly speculative stocks. Further, when comparing companies in the same industry, small, high-quality companies have outperformed larger, high-quality companies. In refining what we define as quality, I refer to Jeff Bezos’s latest letter to Amazon shareholders: “A dreamy business offering has at least four characteristics. Customers love it, it can grow to [a] very large size, it has strong returns on capital, and it’s durable in time—with the potential to endure for decades.” It is our intention to keep on finding such businesses and holding on to them.

Thank you for your ongoing trust and support.

Respectfully submitted,

Justin Thomson
Lead portfolio manager

May 14, 2015

The lead portfolio manager has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Small and medium-sized companies are generally riskier because they may have limited product lines, capital, and managerial resources. Their securities may trade less frequently and with greater price swings. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Fair value pricing: If a market value for a security is not available or normal valuation procedures are deemed to be inappropriate, the fund will make a good faith effort to assign a fair value to the security by taking into account various factors that have been approved by the fund’s Board of Directors. This value may differ from the value the fund receives upon the sale of the securities.

Initial public offering (IPO): The first sale of stock to the public by a formerly private company.

Lipper Averages: The averages of available mutual fund performance returns in categories defined by Lipper Inc.

MSCI EAFE Small Cap Index: A market capitalization-weighted index of small-cap stocks in developed world markets.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

S&P Global ex-U.S. Small Cap Index: An index that tracks the performance of smaller companies in developed markets outside the U.S.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/15
PChome Online, Taiwan	1.1%
Norma, Germany	1.0
Playtech, United Kingdom	1.0
Victrex, United Kingdom	0.9
Eurofins Scientific, France	0.9
MercadoLibre, Argentina	0.9
Investec, United Kingdom	0.9
Fufeng, China	0.9
Jupiter Fund Management, United Kingdom	0.9
Partners Group, Switzerland	0.9
Ambu, Denmark	0.8
Major Cineplex, Thailand	0.8
Pacific Textiles, Hong Kong	0.8
Nippon Seiki, Japan	0.8
Ted Baker, United Kingdom	0.8
Fisher & Paykel Healthcare, New Zealand	0.8
Wirecard, Germany	0.8
Oxford Instruments, United Kingdom	0.8
Temp Holdings, Japan	0.8
Abcam, United Kingdom	0.7
Emami, India	0.7
Obara Group, Japan	0.7
3I Group, United Kingdom	0.7
Banca Generali, Italy	0.7
Hikari Tsushin, Japan	0.7
Total	20.8%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights For a share outstanding throughout each period

	6 Months Ended 4/30/15	Year Ended 10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
NET ASSET VALUE						
Beginning of period	$ 56.11	$ 55.26	$ 45.24	$ 39.78	$ 42.69	$ 35.74
Investment activities						
Net investment income(1)	0.14	0.43	0.66	0.57	0.34	0.18
Net realized and unrealized gain / loss	4.36	1.96	10.26	5.27	(2.63)	7.31
Total from investment activities	4.50	2.39	10.92	5.84	(2.29)	7.49
Distributions						
Net investment income	(0.45)	(0.62)	(0.51)	(0.38)	(0.17)	(0.24)
Net realized gain	(3.38)	(0.92)	(0.39)	–	(0.45)	(0.30)
Total distributions	(3.83)	(1.54)	(0.90)	(0.38)	(0.62)	(0.54)
NET ASSET VALUE						
End of period	**$ 56.78**	**$ 56.11**	**$ 55.26**	**$ 45.24**	**$ 39.78**	**$ 42.69**

Ratios/Supplemental Data

Total return(2)	**8.89%**	**4.45%**	**24.56%**	**14.91%**	**(5.47)%**	**21.19%**
Ratio of total expenses to average net assets	1.21%(3)	1.21%	1.23%	1.23%	1.23%	1.24%
Ratio of net investment income to average net assets	0.51%(3)	0.76%	1.32%	1.38%	0.78%	0.48%
Portfolio turnover rate	21.4%	41.6%	50.5%	40.2%	49.3%	54.8%
Net assets, end of period (in millions)	$ 4,119	$ 3,549	$ 3,354	$ 2,775	$ 2,414	$ 2,629

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares	$ Value
ARGENTINA 0.9%		
Common Stocks 0.9%		
MercadoLibre (USD)	257,600	36,664
Total Argentina (Cost $25,209)		36,664
AUSTRALIA 2.6%		
Common Stocks 2.6%		
BT Investment Management	3,864,676	29,110
Cochlear	316,960	20,920
Harvey Norman Holdings	4,400,264	15,287
SAI Global	3,234,344	10,085
Sims Metal Management	806,151	6,854
TFS	9,736,005	12,823
Veda	7,652,131	13,828
Total Australia (Cost $91,247)		108,907
BELGIUM 0.5%		
Common Stocks 0.5%		
Fagron	504,614	22,272
Total Belgium (Cost $15,150)		22,272
BRAZIL 1.4%		
Common Stocks 1.4%		
BR Malls Participacoes	1,938,300	10,563
Brasil Brokers Participacoes (1)	9,933,800	9,067
Iguatemi Empresa de Shopping Centers	1,092,100	9,754
Multiplus	966,400	10,649
OdontoPrev	2,782,500	9,762
Totvs	588,000	6,891
Total Brazil (Cost $60,851)		56,686

CANADA 2.0%

Common Stocks 2.0%

Aimia	769,500	8,547
Computer Modelling	740,200	8,166
Descartes Systems (2)	721,400	10,840
Dominion Diamond (3)	1,054,800	20,790
Open Text	358,700	18,124
Pure Technologies	519,300	3,400
Seven Generations Energy (2)(3)	621,330	10,557
Total Canada (Cost $66,490)		80,424

CHINA 8.6%

Common Stocks 7.5%

58.com, ADR (USD) (2)(3)	338,267	25,803
Ajisen China Holdings (HKD)	23,225,000	14,490
Autohome, ADR (USD) (2)(3)	422,100	21,544
Baidu, ADR (USD) (2)	80,700	16,163
CSPC Pharmaceutical (HKD)	17,814,000	18,464
Fufeng (HKD) (3)	45,890,000	35,996
Luthai Textile, B Shares (HKD)	14,728,530	23,808
Minth Group (HKD)	10,960,000	27,433
Sino Biopharmaceutical (HKD)	15,754,000	18,003
Sunny Optical Technology (HKD)	7,060,000	15,655
TAL Education, ADR (USD) (2)(3)	548,100	20,143
Tencent Holdings (HKD)	902,100	18,631
Tong Ren Tang Technologies, H Shares (HKD) (3)	8,462,000	14,805
Towngas China (HKD) (3)	13,563,000	14,540
Weifu High-Technology, B Shares (HKD)	4,614,515	21,540
		307,018

Common Stocks - China A shares 1.1%

China R Sanjiu	4,071,473	19,756

Jonjee High-Tech Industrial & Commercial Holding (2)(4)	7,661,307	26,827
		46,583
Total China (Cost $241,298)		353,601
DENMARK 0.8%		
Common Stocks 0.8%		
Ambu, B Shares	1,288,924	33,970
Total Denmark (Cost $7,154)		33,970
EGYPT 0.3%		
Common Stocks 0.3%		
Edita Food Industries, GDR (USD) (2)	315,500	4,969
Edita Food Industries, GDR (USD) (2)(5)	476,915	7,512
Total Egypt (Cost $10,255)		12,481
FINLAND 0.5%		
Common Stocks 0.5%		
Huhtamaki (3)	366,041	11,715
Rapala	1,256,153	7,077
Total Finland (Cost $17,089)		18,792
FRANCE 3.5%		
Common Stocks 3.5%		
Altran Technologies	1,563,561	17,019
Biomerieux	111,331	12,020
Edenred (3)	680,579	18,235
Eurofins Scientific	132,601	37,434
Gecina	103,578	14,184
Mersen	923,845	25,231

INDIA 3.6%

Common Stocks 3.6%

Blue Dart Express	213,760	19,357
CRISIL	446,692	13,889
Cummins India	1,075,320	14,530
Cyient	2,665,156	20,404
Emami	2,085,837	30,496
Info Edge India	953,348	11,589
Ipca Laboratories	474,086	4,818
Oberoi Realty	899,424	3,843
TTK Prestige	107,954	6,432
Yes Bank	1,787,804	23,707
Total India (Cost $86,904)		149,065

INDONESIA 0.9%

Common Stocks 0.9%

Hero Supermarket (2)	21,725,500	3,152
Mayora Indah	9,312,533	18,304
Summarecon Agung	31,879,600	4,369
Surya Citra Media	55,281,600	12,348
Total Indonesia (Cost $35,636)		38,173

IRELAND 1.1%

Common Stocks 1.1%

DCC (GBP)	398,616	25,409
Paddy Power	209,431	18,729
Total Ireland (Cost $17,464)		44,138

ITALY 2.0%

Common Stocks 2.0%

Banca Generali	878,064	29,408

Moncler	1,002,825	17,788
World Duty Free (2)	1,471,884	16,501
Yoox (2)(3)	555,378	17,495
Total Italy (Cost $50,563)		81,192

JAPAN 21.1%

Common Stocks 21.1%

Ain Pharmaciez	384,500	13,589
Air Water	1,431,000	25,372
Ashikaga Holdings	6,251,100	26,163
Bank of the Ryukyus	1,299,800	19,070
Chugoku Marine Paints	2,343,000	20,376
Credit Saison	1,036,000	19,586
Daiichikosho (3)	801,000	25,773
FP (3)	205,800	7,369
Fujitec (3)	2,515,300	27,518
Fujitsu General	1,436,000	20,623
Hikari Tsushin	439,400	29,329
Japan Securities Finance	2,041,700	13,379
Jin (3)	208,100	7,968
Kakaku.com (3)	1,092,900	16,917
Koito Manufacturing	560,200	19,622
Mabuchi Motor	400,000	23,697
Message (3)	679,100	20,981
METAWATER	1,204,700	28,064
Miraca Holdings	355,700	17,710
Musashi Seimitsu Industry	1,074,600	22,825
Nabtesco	473,300	13,015
Nakanishi	445,100	16,526
NHK Spring	1,248,100	14,238
Nifco	572,700	20,296
Nihon Parkerizing	1,442,800	16,380
Nikkiso	1,883,400	17,545

Nippon Ceramic (3)	992,800	14,289
Nippon Kayaku	1,131,000	13,651
Nippon Seiki	1,596,000	31,981
Nippon Soda	3,190,000	19,844
Nissan Chemical Industries	923,800	18,237
Obara Group	505,300	29,792
Oiles	650,080	12,413
Press Kogyo (1)	6,487,000	28,863
Sanwa Holdings	2,745,700	20,693
Skylark	1,284,400	18,584
Temp Holdings	981,100	31,151
Tokyo Tatemono	2,065,000	15,010
Toshiba Tec	3,982,000	21,989
UACJ (3)	8,267,000	24,047
Unipres	538,900	11,074
USHIO	1,225,600	16,011
VT Holdings	4,382,400	22,019
Yellow Hat	721,400	15,947
Total Japan (Cost $730,932)		869,526
MALAYSIA 0.4%		
Common Stocks 0.4%		
Bursa Malaysia	6,308,300	15,480
Total Malaysia (Cost $14,858)		15,480
MEXICO 0.5%		
Common Stocks 0.5%		
Credito Real	4,902,515	12,072
Grupo Lala	4,799,100	9,666
Total Mexico (Cost $21,660)		21,738

NETHERLANDS 1.4%		
Common Stocks 1.4%		
Aalberts Industries	619,469	19,139
Aalberts Industries, Rights, 5/26/15 (2)	619,469	—
IMCD (2)	539,664	20,192
Kendrion (3)	552,020	17,237
Kendrion, Rights, 5/18/15 (2)	552,020	—
Total Netherlands (Cost $47,144)		56,568
NEW ZEALAND 0.8%		
Common Stocks 0.8%		
Fisher & Paykel Healthcare, C Shares (3)	6,347,226	31,442
Total New Zealand (Cost $11,022)		31,442
NORWAY 0.4%		
Common Stocks 0.4%		
XXL (2)	1,560,953	16,501
Total Norway (Cost $14,068)		16,501
PHILIPPINES 0.3%		
Common Stocks 0.3%		
Globe Telecom	276,670	13,482
Total Philippines (Cost $7,534)		13,482
RUSSIA 0.9%		
Common Stocks 0.9%		
Luxoft Holding (USD) (2)	359,400	18,628
Mail.Ru, GDR (USD) (2)	846,434	20,168
Total Russia (Cost $34,400)		38,796

SOUTH KOREA 2.8%		
Common Stocks 2.8%		
AfreecaTV (1)	853,433	19,045
Binggrae	342,995	27,424
CJ CheilJedang	53,003	20,644
GS Retail	665,553	24,057
Korean Reinsurance	1,283,642	14,246
LS Industrial Systems	206,283	11,388
Total South Korea (Cost $101,126)		116,804
SPAIN 3.6%		
Common Stocks 3.5%		
Amadeus IT Holding, A Shares	578,516	26,410
Axia Real Estate Socimi (2)	1,528,261	20,535
Baron de Ley (2)	101,665	10,609
Grifols	530,994	22,623
Jazztel (2)	1,916,133	27,710
Laboratorios Farmaceuticos Rovi	1,317,858	22,549
Vidrala	312,770	14,579
		145,015
Preferred Stocks 0.1%		
Grifols, B Shares	116,649	3,811
		3,811
Total Spain (Cost $77,168)		148,826
SWEDEN 2.7%		
Common Stocks 2.7%		
Avanza Holding Bank (3)	664,250	28,609
Byggmax	1,655,354	12,105
Elekta, B Shares (3)	1,356,397	12,699

Indutrade	247,014	12,061
Lindab International	968,583	8,456
Nibe Industrier, B Shares	522,468	13,940
Thule	1,014,831	11,541
Vostok Nafta Investment, GDR (2)	1,466,658	9,721
Total Sweden (Cost $90,632)		109,132

SWITZERLAND 3.0%

Common Stocks 3.0%

Dksh Holding	324,131	25,534
Dufry (2)(3)	126,931	18,710
Partners Group Holding	112,416	35,151
SFS (2)	258,559	19,788
Tecan	188,513	25,034
Total Switzerland (Cost $92,637)		124,217

TAIWAN 2.3%

Common Stocks 2.3%

Addcn Technology	618,000	8,245
Catcher Technology	2,031,000	23,783
Gourmet Master	1,453,317	6,206
PChome Online	2,613,298	44,301
Taiwan Cement	8,643,000	12,278
Total Taiwan (Cost $49,498)		94,813

THAILAND 1.7%

Common Stocks 1.7%

BEC World	13,385,700	16,344
Central Pattana	7,047,900	8,980
CPN Retail Growth Leasehold Property Fund	26,916,500	13,393

Major Cineplex	32,617,500	33,147
Total Thailand (Cost $57,715)		71,864

UNITED ARAB EMIRATES 0.6%

Common Stocks 0.6%

Air Arabia	53,046,609	23,571
Total United Arab Emirates (Cost $14,626)		23,571

UNITED KINGDOM 15.6%

Common Stocks 15.6%

3i Group	3,809,265	29,543
Abcam	3,831,433	30,762
Auto Trader (2)	3,535,080	14,760
DFS Furniture (2)	4,609,843	19,778
Direct Line Insurance	3,707,276	18,137
Domino Printing Sciences	1,908,664	26,795
Ebiquity (1)(2)	5,544,445	10,808
Exova (2)	8,084,713	23,584
Flybe (1)(2)(3)	12,649,581	11,069
Hays	10,615,490	25,003
Huntsworth	9,915,917	6,203
Intermediate Capital	2,614,510	21,123
Investec	3,829,836	36,631
IP (2)(3)	4,319,102	13,096
IQE (1)(2)(3)	65,651,096	22,623
Jupiter Fund Management	5,404,330	35,683
Ladbrokes (3)	4,994,134	7,848
Ophir Energy (2)	4,415,028	9,623
Optimal Payments (2)(3)	1,406,144	6,393
Optimal Payments, Rights, 5/12/15 (2)	2,343,573	10,882
Oxford Instruments (3)	2,191,715	31,191
Paypoint (3)	2,064,160	27,082

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended April 30, 2015. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 4/30/15	Value 10/31/14
AfreecaTV	$ 1,180	$ —	$ 91	$ 19,045	$ 22,643
Brasil Brokers Participacoes	9,318	—	—	9,067	—
Ebiquity	793	—	—	10,808	9,202
Flybe	3,568	—	—	11,069	*
IQE	—	—	—	22,623	17,829
Press Kogyo	2,861	—	294	28,863	23,488
WANdisco	2,854	—	—	8,494	8,743
YouGov	920	—	111	17,402	16,738
T. Rowe Price Reserve Investment Fund, 0.06%	¤	¤	40	187,905	119,043
T. Rowe Price Short-Term Reserve Fund, 0.07%	¤	¤	—^	147,129	112,459
Totals			$ 536	$ 462,405	$ 330,145

* On the date indicated, issuer was held but not considered an affiliated company.
¤ Purchase and sale information not shown for cash management funds.
^ Excludes earnings on securities lending collateral, which are subject to rebates and fees as described in Note 3.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 486,930
Dividend income	536
Interest income	-
Investment income	$ 536
Realized gain (loss) on securities	$ -
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $3,308,829)	$ 4,257,153
Receivable for investment securities sold	15,486
Dividends receivable	9,540
Foreign currency (cost $6,334)	6,274
Receivable for shares sold	4,296
Other assets	25,658
Total assets	4,318,407
Liabilities	
Obligation to return securities lending collateral	147,129
Payable for investment securities purchased	16,664
Investment management fees payable	3,461
Payable for shares redeemed	1,676
Due to affiliates	190
Other liabilities	30,725
Total liabilities	199,845
NET ASSETS	$ 4,118,562
Net Assets Consist of:	
Undistributed net investment income	$ 8,036
Accumulated undistributed net realized gain	14,554
Net unrealized gain	948,201
Paid-in capital applicable to 72,535,970 shares of $0.01 par value capital stock outstanding; 9,000,000,000 shares of the Corporation authorized	3,147,771
NET ASSETS	$ 4,118,562
NET ASSET VALUE PER SHARE	$ 56.78

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The International Discovery Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on December 30, 1988. The fund seeks long-term growth of capital through investments primarily in the common stocks of rapidly growing, small- to medium-sized companies outside the U.S.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2015:

There were no material transfers between Levels 1 and 2 during the six months ended April 30, 2015.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended April 30, 2015. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at April 30, 2015, totaled $6,146,000 for the six months ended April 30, 2015.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries; at period-end, approximately 25% of the fund’s net assets were invested in emerging markets and 1% in frontier markets. Frontier markets generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries and emerging markets. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

China A shares The fund invests in certain Chinese equity securities (A shares) that have limited availability to investors outside of China. The fund gains access to the A-share market either through a wholly owned subsidiary of Price Associates, which serves as the registered Qualified Foreign Institutional Investor (QFII) for all participating T. Rowe Price-sponsored products (each a participating account), or through the Shanghai-Hong Kong Stock Connect program (Stock Connect). Investment decisions related to A shares held through the QFII are specific to each participating account, and each account bears the economic consequences of its holdings and transactions in A shares. The fund’s ability to repatriate cash from investment activities associated with its A shares held through the QFII is subject to certain restrictions and administrative processes involving the Chinese government; consequently the fund may experience substantial delays in gaining access to its assets or incur a loss of value in the event of noncompliance with governmental requirements. A shares acquired through the QFII are valued using the onshore renminbi exchange rate (CNY) and those acquired through Stock Connect are valued using the offshore renminbi exchange rate (CNH). CNY and CNH exchange rates may differ; accordingly, A shares of the same issue purchased through different channels may not have the same U.S. dollar value. Management believes that the tax treaty between the U.S. and China exempts the fund from any Chinese capital gain tax related to its A shares investments.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At April 30, 2015, the value of loaned securities was $136,351,000, including securities sold but not yet settled, which are not reflected in the accompanying Portfolio of Investments; the value of cash collateral and related investments was $147,129,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $930,535,000 and $757,378,000, respectively, for the six months ended April 30, 2015.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At April 30, 2015, the cost of investments for federal income tax purposes was $3,310,296,000. Net unrealized gain aggregated $946,734,000 at period-end, of which $1,085,065,000 related to appreciated investments and $138,331,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax and capital gains realized upon disposition of securities issued in or by certain foreign countries and are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2015, the fund had no deferred tax liability attributable to foreign securities and $2,174,000 of foreign capital loss carryforwards that expire in 2020.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2015, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2015, expenses incurred pursuant to these service agreements were $73,000 for Price Associates; $624,000 for T. Rowe Price Services, Inc.; and $209,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2015, the fund was allocated $24,000 of Spectrum Funds’ expenses, of which $16,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. Less than $1,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2015, approximately 5% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreements

On March 13, 2015, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreements (Subadvisory Contracts) that the Advisor has entered into with T. Rowe Price International Ltd and T. Rowe Price Hong Kong Limited (Subadvisors) on behalf of the fund. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contracts, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisors
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisors. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisors’ senior manage ment teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisors.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisors) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisors may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. Under the Subadvisory Contracts, the Advisor may pay each Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. At the March 13, 2015, meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2015. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds. The information also indicated that the fund’s total expense ratio was at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contracts
As noted, the Board approved the continuation of the Advisory Contract and the Subadvisory Contracts. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contracts (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2015

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 16, 2015